VNU, IMS Health Announce Merger Integration Team
Business Leaders
Dear Colleagues,
This is an exciting and busy time for all of us at VNU and IMS Health. Since announcing our agreement to merge in July, we have started to move decisively on a number of fronts to bring our two companies together. We’ve talked with clients, the financial community, the media and employees about our plans and the promise of the merger — and how this combination will give us a far greater capacity to help customers respond to today’s market challenges and opportunities. Our efforts to communicate the benefits of the merger are meeting with real success, and our merger plans remain on track.
We are pleased to announce the next step in uniting our two businesses: the creation of Merger Integration Teams to forge a fast, flexible, innovative company and maintain a culture of high performance. Under the leadership of Chief Transformation Officer Nancy Cooper, these teams will work to accelerate our ability to capture the benefits of the combined organization, while minimizing any disruption to the services we provide.
Nancy will head our Integration Program Management Office, which has responsibility for developing the overall integration plan, identifying critical actions and decisions, and monitoring progress relative to plans. The Office includes Scott Springer, general manager, Operations, Nielsen Media Research, for VNU Media Measurement & Information (MMI); Per Troein, vice president, Strategic Alliances, Europe, Middle East and Africa, representing IMS Health; and Joe Willke, president & CEO, VNU Advisory Services, for VNU Marketing Information (MI). In addition, Greg Anderson, senior vice president, chief human resources officer for VNU, is serving as HR lead, and Harshan Bhangdia, assistant controller, IMS, is Finance lead. Coordinating overall activities for the Office is Justin Evans, vice president, VNU Corporate Development.
The Integration Program Management Office will oversee four integration teams, which initially will focus their efforts on identifying revenue opportunities and cost synergies. Over time, these teams also will address other key transformation initiatives. The teams are:
•	Corporate Efficiencies, headed by VNU CFO Rob Ruijter. This team will look at opportunities for efficiency gains in the areas of Real Estate, Finance, Human Resources, Treasury, Audit, Corporate Development and Strategy, Investor Relations, Tax, Legal and Procurement.

•	IT/Production, headed by Kevin McKay, IMS senior vice president, Customer Delivery & Development. Both VNU and IMS have made significant investments in information technology, and we can gain efficiencies by moving to common architectures and standards. Our objective is to take advantage of our scale and experience, balancing the need for speed, efficiency and quality. This team will address Applications, Production, Infrastructure, and Architecture and Standards.

•	Regional Efficiency Teams, headed by Bill Nelligan, senior vice president, Strategic Partners, Americas, IMS; and Pat Gardiner, president, ACNielsen Canada. These regional teams will identify opportunities for operating efficiencies created by the merger. Both organizations have already made progress in this area, and are in a very strong position to accelerate this progress.

•	Revenue Synergies, headed by Tom Markert, senior vice president and chief marketing & client service officer, VNU MI. This team will explore opportunities for cross-selling and joint consulting and services engagements. Capitalizing on trends in the marketplace, including the growing role of consumers in markets we serve, the team will identify ways to deliver our offerings for new audiences and new markets.
These leaders will announce additional members of their teams as integration work progresses. An Integration Steering Committee will provide strategic oversight and direction for all of our efforts. In addition to the two of us, we have asked Nancy Cooper and Gilles Pajot, EVP and president, Europe, Middle East and Africa, to represent IMS on the Committee, and Michael Marchesano, president & CEO, VNU Business Media, US and Nielsen Entertainment; Rob Ruijter; Steve Schmidt, EVP, VNU MI and president & CEO, ACNielsen; and Susan Whiting, EVP, VNU MMI, and president & CEO, Nielsen Media Research, to represent VNU.
We will keep you informed every step of the way as we work together to get this great partnership off to a strong start, and as we reach key milestones in completing the transaction.
This merger is all about creating a strong future for us. We will focus on innovation and execution, creating a new global leader in market intelligence. We know we can continue to count on your passion, drive and dedication — there’s nothing more critical to our success.
Sincerely,
Rob van den Bergh
CEO and Chairman, VNU
Dave Carlucci
CEO and President, IMS Health

About IMS Health Incorporated
IMS Health Incorporated (“IMS”) provides sales management and market research information services to the pharmaceutical and healthcare industries worldwide. IMS provides information services covering more than 100 countries and maintains offices in 76 countries on six continents, with approximately 64% of total 2004 IMS revenue generated outside the United States. IMS is listed on the New York Stock Exchange (NYSE: RX).
About VNU N.V.
VNU N.V. (“VNU”) is a global information and media company with leading market positions and recognized brands. VNU is active in more than 100 countries, with its headquarters located in Haarlem, The Netherlands and New York, USA. In 2004, total revenues amounted to EUR 3.8 billion. VNU is listed on the Euronext Amsterdam stock exchange (ASE: VNU), and VNU is part of the AEX Index of leading Netherlands-based stocks.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
     This document contains certain forward-looking information about IMS Health Incorporated (“IMS”), VNU N.V. (“VNU”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of IMS and VNU, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or that doing so will be costly or result in significant charges; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the results of the reconciliation of IMS’ financial statements into IFRS and the results of the reconciliation of VNU’s results into U.S. GAAP; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that VNU is not able to maintain its status as a foreign private issuer; risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks; to the extent the companies seek growth through acquisition, the ability of the companies to complete development of or to develop new or advanced technologies and systems for their businesses on a cost-effective basis; the ability to successfully achieve estimated effective tax rates and corporate overhead levels; competition, particularly in the markets for pharmaceutical information and audience measurement services; regulatory and legislative initiatives, particularly in the area of privacy; the outcome of pending legal and regulatory proceedings; leverage and debt service (including sensitivity to fluctuations in interest rates); compliance with covenants in loan agreements; the ability to obtain future financing on satisfactory terms; deterioration in economic conditions, particularly in the pharmaceutical, healthcare, media, information technology or other industries in which customers operate; and conditions in the securities markets which may affect the value or liquidity of portfolio investments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither IMS nor VNU undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in IMS’ various reports with the Securities and Exchange Commission (“SEC”), including but not limited to IMS’ Annual Report on Form 10-K for the year ended December 31, 2004 and IMS’ Quarterly Reports on Form 10-Q for the quarterly period ending June 30, 2005, and VNU’s Annual Report for the year ended December 31, 2004, which have been filed with the SEC. You may read and copy the above-mentioned SEC filings and other information at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of these materials can be obtained from the Public Reference Section of the Securities and Exchange Commission at prescribed rates by calling the Commission at 1-800-SEC-0330. Many of these materials are also available at the SEC’s Internet site (http://www.sec.gov).
Additional Information and Where to Find It
     This document may be deemed to be solicitation material in respect of the proposed merger of IMS and VNU. In connection with the proposed transaction, VNU and IMS will file a registration statement on Form F-4, including the preliminary joint proxy statement/prospectus constituting a part thereof, with the SEC. VNU and IMS will file a definitive registration statement, including a definitive joint proxy statement/prospectus constituting a part thereof, and other documents with the SEC. STOCKHOLDERS OF IMS AND VNU ARE ENCOURAGED TO READ THE DEFINITIVE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to stockholders of IMS and VNU. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from IMS’ Investor Relations at 1499 Post Road, Fairfield, CT, 06824 or from VNU’s Investor Relations at Ceylonpoort 5-25, 2037 AA Haarlem, The Netherlands.
Participants in Solicitation
     IMS, VNU and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IMS’ participants is set forth in the proxy statement, dated March 23, 2005, for IMS’ 2005 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information regarding VNU’s participants is set forth in VNU’s Annual Report for the year ended December 31, 2004. Additional information regarding the interests of IMS’ and VNU’s participants in the solicitation of proxies in respect of the proposed transaction is included in the registration statement and joint proxy statement/prospectus filed with the SEC.
Regulation G Legend
     This presentation may contain certain non-GAAP financial measures. Reconciliations between certain non-GAAP financial measures and the GAAP financial measures will be made available in the joint proxy statement/prospectus. VNU figures have been prepared in accordance with Dutch GAAP and IFRS. IMS figures are prepared in accordance with U.S. GAAP. All pro forma consolidated financial information has been prepared by aggregating financial information based on these differing accounting standards and might be materially different if IMS figures were presented in accordance with Dutch GAAP or IFRS or if VNU figures were presented in accordance with U.S. GAAP. The definitive registration statement, including the definitive joint proxy statement/prospectus, may include adjustments to the financial statements of VNU to reflect differences between U.S. and Dutch GAAP and between the U.S. and Dutch approaches to financial statement presentation.